EXHIBIT 99.2

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

          This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of August 1, 2006, between German American Capital Corporation, as seller (the "Seller" or "GACC"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

          The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will separately transfer the master servicing rights with respect to such Mortgage Loans pursuant to the Agreement to Appointment of Servicer, dated as of August 1, 2006 among GACC, BACM and the Master Servicer (as defined below).

          The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans, (ii) certain mortgage loans transferred by Bank of America, National Association to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Bank of America, National Association and the Purchaser and (iii) certain mortgage loans transferred by General Electric Capital Corporation to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between General Electric Capital Corporation and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

          BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("BAS"), Deutsche Bank Securities Inc. ("Deutsche Bank"), Credit Suisse Securities (USA) LLC ("Credit Suisse"), and J.P. Morgan Securities Inc. ("JPMorgan" and, collectively with BAS, Deutsche Bank and Credit Suisse, the "Underwriters") pursuant to an underwriting agreement, dated as of August 18, 2006 (the "Underwriting Agreement"). BACM intends to sell the remaining Classes of Certificates (the "Non-Registered Certificates") to BAS and Deutsche Bank, as initial purchasers (collectively, the "Initial Purchasers"), pursuant to a certificate purchase agreement, dated as of August 18, 2006 (the "Certificate Purchase Agreement"), among BACM, BAS, Deutsche Bank, Credit Suisse and JPMorgan. The Registered Certificates are more fully described in the prospectus dated August 18, 2006 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated August 18, 2006 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Registered Certificates are more fully described in a private placement memorandum, dated August 18, 2006 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

          The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of August 18, 2006 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase and Sell.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing (which amount includes interest accrued on the Mortgage Loans after the Cut-off Date and takes into account credits, sales concessions, any related Interest Deposit Amount and such other adjustments as agreed to between the parties in a separate writing) which amount shall be payable on or about August 29, 2006 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

          SECTION 2. Conveyance of the Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights), including without limitation all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date, together with GACC's right, title and interest in and to any related insurance policies and all other documents in the related Mortgage Files.

          (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

          (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

          (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

          (e) If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File.

          (f) [Reserved].

          (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

          (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

          (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

          SECTION 3. Examination of Mortgage Files and Due Diligence Review.

          The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

          SECTION 4. Representations, Warranties and Covenants of the Seller.

          (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

          (i) The Seller is a corporation, duly authorized, validly existing and in good standing under the laws of the State of Maryland.

          (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

          (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

          (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

          (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Serviced Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code,
(ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

          For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

          (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

          (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

          (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

          (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days; provided, however, that if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause
     (iii) of this definition will be deemed to apply.

          Notwithstanding the foregoing, the applicable Seller shall have an additional 90 days to cure such Material Document Defect or Material Beach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

          If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

          To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Mortgage Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Mortgage Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgage Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

          Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

          If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

          Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

          It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder.

          (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

          (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

          (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

          (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of the 90th day following the Closing Date, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

          (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File; and

          (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

          (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

          (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

          SECTION 5. Representations, Warranties and Covenants of the Purchaser.

          The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

          (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

          (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          SECTION 6. Accountants' Letters.

          The parties hereto shall cooperate with Deloitte Touche Tohmatsu (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

          SECTION 7. Closing.

          The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

          The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

          (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

          (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

          (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

          (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

          Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 8. Closing Documents.

          The Closing Documents shall consist of the following, and the delivery thereof on or prior to the Closing Date can only be waived and modified by mutual consent of the parties hereto:

          (a) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto;

          (b) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller;

          (c) Certificate of good standing regarding the Seller from the Secretary of the State of Maryland, dated not earlier than 30 days prior to the Closing Date;

          (d) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof;

          (e) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers and each Rating Agency;

          (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates;

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request;

          (h) The Indemnification Agreement, duly executed by the respective parties thereto; and

          (i) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

          SECTION 9. Costs.

          The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

          SECTION 10. Notices.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to German American Capital Corporation, 60 Wall Street, 11th Floor, New York, New York 10005, Attention: Andrew Cherrick, telecopy number:
212-797-4490 (with copies to Anna Glick, Esq., Cadwalader, Wickersham & Taft LLP, 1 World Financial Center, New York, New York 10281) or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

          SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

          All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

          SECTION 12. Severability of Provisions.

          Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          SECTION 14. GOVERNING LAW.

          THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

          SECTION 15. Further Assurances.

          The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns.

          The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

          SECTION 17. Amendments.

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

          SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

          The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

          SECTION 19. Cross-Collateralized Mortgage Loans.

          Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

          SECTION 20. Entire Agreement.

          Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          SECTION 21. WAIVER OF TRIAL BY JURY.

          THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 22. Miscellaneous.

          Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       GERMAN AMERICAN CAPITAL CORPORATION


                                       By:      /s/ John C. Griffin
                                          ----------------------------------
                                          Name:   John C. Griffin
                                          Title:  Vice President


                                       By:      /s/ Andrew Cherrick
                                          ----------------------------------
                                          Name:   Andrew Cherrick
                                          Title:  Vice President


                                       BANC OF AMERICA COMMERCIAL MORTGAGE
                                          INC.

                                       By:      /s/ John S. Palmer
                                          ----------------------------------
                                          Name:   John S. Palmer
                                          Title:  Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

Sequence   Loan Number   Loan Seller   Property Name
--------   -----------   -----------   --------------------------------------
       2   GA25040       GACC          BlueLinx Holdings Portfolio (Rollup)
     2.1   GA25040-17    GACC          Frederick
     2.2   GA25040-4     GACC          Bellingham
     2.3   GA25040-52    GACC          University Park
     2.4   GA25040-25    GACC          Lawrenceville (Corp. HQ)
     2.5   GA25040-58    GACC          Yulee
     2.6   GA25040-36    GACC          Newark
     2.7   GA25040-6     GACC          Butner
     2.8   GA25040-18    GACC          Ft. Worth
     2.9   GA25040-23    GACC          La Puente (City of Industry)
    2.10   GA25040-57    GACC          Ypsilanti
    2.11   GA25040-34    GACC          National City
    2.12   GA25040-14    GACC          Englewood (OFFICE) - SE Denver
    2.13   GA25040-22    GACC          Independence
    2.14   GA25040-5     GACC          Bridgeton
    2.15   GA25040-3     GACC          Beaverton
    2.16   GA25040-32    GACC          N. Kansas City
    2.17   GA25040-50    GACC          Tampa
    2.18   GA25040-10    GACC          Denville
    2.19   GA25040-55    GACC          Woodinville
    2.20   GA25040-9     GACC          Denver
    2.21   GA25040-30    GACC          Miami
    2.22   GA25040-42    GACC          Riverside
    2.23   GA25040-21    GACC          Houston
    2.24   GA25040-15    GACC          Erwin
    2.25   GA25040-28    GACC          Maple Grove
    2.26   GA25040-39    GACC          Pensacola
    2.27   GA25040-13    GACC          Elkhart
    2.28   GA25040-51    GACC          Tulsa
    2.29   GA25040-31    GACC          Midfield
    2.30   GA25040-37    GACC          Newtown
    2.31   GA25040-33    GACC          Nashville
    2.32   GA25040-8     GACC          Charlotte
    2.33   GA25040-2     GACC          Allentown
    2.34   GA25040-43    GACC          San Antonio
    2.35   GA25040-41    GACC          Richmond
    2.36   GA25040-35    GACC          New Stanton
    2.37   GA25040-1     GACC          Albuquerque
    2.38   GA25040-56    GACC          Yaphank
    2.39   GA25040-40    GACC          Portland
    2.40   GA25040-29    GACC          Memphis
    2.41   GA25040-44    GACC          Shelburne
    2.42   GA25040-16    GACC          Fargo
    2.43   GA25040-45    GACC          Shreveport
    2.44   GA25040-24    GACC          Lake City
    2.45   GA25040-26    GACC          Little Rock
    2.46   GA25040-53    GACC          Virginia Beach
    2.47   GA25040-49    GACC          Tallmadge
    2.48   GA25040-48    GACC          St. Paul (Eagan)
    2.49   GA25040-47    GACC          Springfield
    2.50   GA25040-46    GACC          Sioux Falls
    2.51   GA25040-12    GACC          El Paso
    2.52   GA25040-11    GACC          Des Moines
    2.53   GA25040-20    GACC          Harlingen
    2.54   GA25040-19    GACC          Grand Rapids
    2.55   GA25040-7     GACC          Charleston
    2.56   GA25040-54    GACC          Wausau
    2.57   GA25040-27    GACC          Lubbock
    2.58   GA25040-38    GACC          Pearl
       6   DBM27054      GACC          Glendale Fashion Center
       7   DBM27345      GACC          2000 Corporate Ridge Road
      11   DBM27427      GACC          Empirian Luxury Towers Apartments
      12   DBM27151      GACC          Tuscany Apartments
      13   DBM24832      GACC          The Navy League Building
      14   DBM27173      GACC          Congressional North
      17   DBM27058      GACC          Boulder Park Apartments
      19   DBM27174      GACC          Empirian Park Row Apartments
      20   DBM26835      GACC          Valley Square Office Park
      21   DBM27348      GACC          286 Madison Avenue
      25   DBM27480      GACC          The Graham Building
      27   DBM27175      GACC          Empirian Inverness Apartments
      29   DBM26333      GACC          960 Main Street
      30   DBM27187      GACC          Verandah at Meyerland Apartments
      31   DBM27163      GACC          The Fairways at South Shore Apartments
      34   DBM27008      GACC          Holiday Inn Gaithersburg
      35   DBM27315      GACC          FBI Building New Orleans
      36   DBM26941      GACC          Troy Marketplace
      42   DBM26725      GACC          Plaza Towers Apartments
      46   DBM26774      GACC          250 East 65th Street
      51   DBM27131      GACC          Stevens Forest Green
      53   DBM26940      GACC          Gratiot Crossing
      56   DBM25175      GACC          Lincoln Plaza
      57   DBM26952      GACC          Katella Corporate Center
      63   DBM26656      GACC          Market Street Center
      64   DBM26802      GACC          455 Winding Brook Drive
      67   DBM26347      GACC          Eighth Avenue Properties
      69   DBM27188      GACC          Commerce Park
      70   DBM26210      GACC          19 Clementina
      76   DBM27297      GACC          2601 Ocean Park Boulevard
      77   DBM26334      GACC          South Seattle Business Park
      78   DBM27048      GACC          5313-5323 Fifth Avenue
      80   DBM27191      GACC          Raisin Ridge
      85   DBM26745      GACC          Harbour Pointe Center
      89   DBM27193      GACC          Spreckels Plaza
      93   DBM26767      GACC          The Carolina Apartments
     108   DBM27073      GACC          Vista Gardens Apartments
     109   DBM27166      GACC          Capri
     113   DBM27072      GACC          Strathmore House Apartments
     120   DBM24510      GACC          345 East 86th Street Apartments
     124   DBM26635      GACC          Whitwood Plaza
     125   DBM26871      GACC          Prudential Fox & Roach
     126   DBM26930      GACC          Polifly Plaza
     127   DBM27557      GACC          30 North Macquesten Parkway
     133   DBM27115      GACC          La Puente Pavillion
     138   DBM27266      GACC          Vista Village Center
     139   DBM26921      GACC          2010-2036 Atlantic Avenue
     142   DBM26275      GACC          Airway Plaza
     155   DBM27125      GACC          Hampton Inn Darien
     159   DBM26886      GACC          Whitley Commons
                                       Totals

Sequence   Street Address                                           City                    State     Zip Code
--------   ------------------------------------------------------   ---------------------   -------   --------
       2   Various                                                  Various                 Various   Various
     2.1   4300 Georgia-Pacific Boulevard                           Frederick               MD           21704
     2.2   419 Maple Street                                         Bellingham              MA           02019
     2.3   2101 Dralle Road                                         University Park         IL           60466
     2.4   200 Hosea Road                                           Lawrenceville           GA           30045
     2.5   86554 Gene Lasserre Boulevard                            Yulee                   FL           32097
     2.6   38811 Cherry Street                                      Newark                  CA           94560
     2.7   1712 D Street                                            Butner                  NC           27509
     2.8   4747 Mark IV Parkway                                     Ft. Worth               TX           76106
     2.9   14750 Nelson Avenue                                      Los Angeles             CA           91744
    2.10   6101 Mckean Road                                         Ypsilanti               MI           48197
    2.11   901 Bay Marina Drive                                     National City           CA           91950
    2.12   360 Inverness Drive South                                Englewood               CO           80112
    2.13   10347 Toebben Drive                                      Independence            KY           41051
    2.14   13860 Corp Woods Trail                                   Bridgeton               MO           63044
    2.15   10515 SW Allen Boulevard                                 Portland                OR           97005
    2.16   1727 Warren Street                                       Kansas City             MO           64116
    2.17   815 South 56th Street                                    Tampa                   FL           33619
    2.18   1 Luger Road                                             Denville                NJ           07834
    2.19   12815 Northeast 178th Street                             Woodiniville            WA           98072
    2.20   3900 Uvalda Street                                       Denver                  CO           80239
    2.21   3201 Northwest 110th Street                              Miami                   FL           33167
    2.22   1450 Citrus Street                                       Riverside               CA           92507
    2.23   650 Gellhorn Drive                                       Houston                 TX           77029
    2.24   1040 S Industrial Boulevard                              Erwin                   TN           37650
    2.25   8175 Jefferson Highway                                   Maple Grove             MN           55369
    2.26   4601 Mccoy Drive                                         Pensacola               FL           32503
    2.27   225 Collins Road                                         Elkhart                 IN           46516
    2.28   5717 North Mingo Road                                    Tulsa                   OK           74117
    2.29   1523 Industrial Boulevard                                Midfield                AL           35221
    2.30   27 South Main Street                                     Newtown                 CT           06470
    2.31   331 28th Avenue North                                    Nashville               TN           37209
    2.32   3300 Parkside Drive                                      Charlotte               NC           28208
    2.33   6980 Snowdrift Road North                                Allentown               PA           18106
    2.34   535 N WW White Road                                      San Antonio             TX           78219
    2.35   4700 Bethlehem Road                                      Richmond                VA           23230
    2.36   Old Rt. 119 and Hunker Road                              New Stanton             PA           15672
    2.37   1820 Bellamah Avenue Northwest                           Albuquerque             NM           87104
    2.38   319 Yaphank Avenue                                       Yaphank                 NY           11980
    2.39   508 Warren Avenue                                        Portland                ME           04103
    2.40   4287 Pilot Drive                                         Memphis                 TN           38118
    2.41   142 Pine Haven Shore Road                                Shelburne               VT           05482
    2.42   3941 15th Avenue, North                                  Fargo                   ND           58102
    2.43   2801 Valley View Drive                                   Shreveport              LA           71108
    2.44   694 SE County 245                                        Lake City               FL           32025
    2.45   3101 Dugan Street                                        Little Rock             AR           72206
    2.46   200 Price Street                                         Virginia Beach          VA           23462
    2.47   550 Munroe Falls Road                                    Tallmadge               OH           44278
    2.48   2871 West Service Road                                   Egan                    MN           55121
    2.49   3220 E. Cherry Street                                    Springfield             MO           65802
    2.50   4501 N 4th Avenue                                        Sioux Falls             SD           57104
    2.51   6990 Market Street                                       El Paso                 TX           79915
    2.52   5631 NE 17th                                             Des Moines              IA           50313
    2.53   3028 Wilson Road                                         Harlingen               TX           78552
    2.54   825 Buchanan Ave SW                                      Grand Rapids            MI           49507
    2.55   4290 Atlanta Street                                      Charleston              SC           29418
    2.56   809 South 62nd Avenue                                    Wausau                  WI           54401
    2.57   702 East 44th Street                                     Lubbock                 TX           79404
    2.58   555 Gulf Line Road, Pearl                                Pearl                   MS           39208
       6   211-249 North Glendale Avenue                            Glendale                CA           91206
       7   2000 Corporate Ridge Road                                McLean                  VA           22102
      11   651 West Rittenhouse Street                              Philadelphia            PA           19144
      12   3760 South Figueroa Street                               Los Angeles             CA           90007
      13   2300 Wilson Boulevard                                    Arlington               VA           22201
      14   1501 Rockville Pike & 121 Congressional Lane             Rockville               MD           20852
      17   24 Kessler Farm Drive                                    Nashua                  NH           03063
      19   15335 Park Row                                           Houston                 TX           77084
      20   512 East Township Line Road                              Blue Bell               PA           19422
      21   286 Madison Avenue                                       New York                NY           10017
      25   30-36 South 15th Street                                  Philadelphia            PA           19102
      27   8816 Old Greensboro Road                                 Tuscaloosa              AL           35405
      29   960 Main Street                                          Hartford                CT           06103
      30   4620 North Braeswood Boulevard                           Houston                 TX           77096
      31   3045 Marina Bay Drive                                    League City             TX           77573
      34   2 Montgomery Village Avenue                              Gaithersburg            MD           20879
      35   2901 Leon C. Simon Boulevard                             New Orleans             LA           70126
      36   726-868 East Big Beaver Road                             Troy                    MI           48083
      42   6700 Belcrest Road                                       Hyattsville             MD           20782
      46   250 East 65th Street                                     New York                NY           10021
      51   6350 Stevens Forest Road                                 Columbia                MD           21046
      53   50700 Gratiot Avenue                                     Chesterfield Township   MI           48051
      56   2501 & 2508 South 38th Street & 3702 South Fife Street   Tacoma                  WA           98409
      57   4281 Katella Avenue                                      Los Alamitos            CA           90720
      63   2801 Northwest Market Street                             Seattle                 WA           98107
      64   455 Winding Brook Drive                                  Glastonbury             CT           06033
      67   871-879 & 881-887 Eighth Avenue                          New York                NY           10019
      69   222 Pennbright Drive & 15425 North Freeway               Houston                 TX           77090
      70   19 Clementina Street                                     San Francisco           CA           94105
      76   2601 Ocean Park Boulevard                                Santa Monica            CA           90405
      77   4634-4636 East Marginal Way                              Seattle                 WA           98134
      78   5313-5323 Fifth Avenue                                   Brooklyn                NY           11220
      80   3955 South Custer Road                                   Raisinville             MI           48161
      85   16361-16389/16431/16471-16479 Bolsa Chica Street         Huntington Beach        CA           92649
      89   1311- 1347 Historical Plaza Way                          Manteca                 CA           95336
      93   2652-2656 Ellendale Place                                Los Angeles             CA           90007
     108   6008 Vista Drive                                         Falls Church            VA           22041
     109   15928 Ventura Boulevard                                  Encino                  CA           91436
     113   3004 Bel Pre Road                                        Silver Springs          MD           20906
     120   345 East 86th Street                                     New York                NY           10028
     124   5156 Whittier Boulevard                                  Los Angeles             CA           90022
     125   431 Lancaster Avenue                                     Devon                   PA           19333
     126   155 Polifly Road                                         Hackensack              NJ           07601
     127   30 North Macquesten Parkway                              Mount Vernon            NY           10550
     133   15427 Amar Road                                          La Puente               CA           91744
     138   25840/50/64 Tournament Road                              Santa Clarita           CA           91355
     139   2010-2036 Atlantic Avenue                                Brooklyn                NY           11233
     142   881-891 Airway Boulevard                                 Livermore               CA           94551
     155   610 Highway 251                                          Darien                  GA           31305
     159   8124 Blair Road (NC Highway 51)                          Mint Hill               NC           28227


Sequence   Mortgage Rate (1)    Amortization Basis (2)   Original Balance   Cut-off Date Balance
--------   -----------------    ----------------------   ----------------   --------------------
       2               6.350%   Actual/360                   $147,500,000           $147,500,000
     2.1                                                      $14,768,077            $14,768,077
     2.2                                                      $10,872,000            $10,872,000
     2.3                                                       $7,968,000             $7,968,000
     2.4                                                       $7,865,935             $7,865,935
     2.5                                                       $6,720,000             $6,720,000
     2.6                                                       $5,135,000             $5,135,000
     2.7                                                       $5,115,250             $5,115,250
     2.8                                                       $4,592,284             $4,592,284
     2.9                                                       $4,120,812             $4,120,812
    2.10                                                       $3,995,089             $3,995,089
    2.11                                                       $3,762,164             $3,762,164
    2.12                                                       $3,360,000             $3,360,000
    2.13                                                       $3,280,000             $3,280,000
    2.14                                                       $3,244,698             $3,244,698
    2.15                                                       $2,900,000             $2,900,000
    2.16                                                       $2,852,000             $2,852,000
    2.17                                                       $2,720,000             $2,720,000
    2.18                                                       $2,400,000             $2,400,000
    2.19                                                       $2,271,250             $2,271,250
    2.20                                                       $2,222,913             $2,222,913
    2.21                                                       $2,172,500             $2,172,500
    2.22                                                       $2,058,071             $2,058,071
    2.23                                                       $2,020,950             $2,020,950
    2.24                                                       $1,860,000             $1,860,000
    2.25                                                       $1,800,000             $1,800,000
    2.26                                                       $1,745,062             $1,745,062
    2.27                                                       $1,730,200             $1,730,200
    2.28                                                       $1,552,000             $1,552,000
    2.29                                                       $1,540,000             $1,540,000
    2.30                                                       $1,520,000             $1,520,000
    2.31                                                       $1,498,123             $1,498,123
    2.32                                                       $1,475,256             $1,475,256
    2.33                                                       $1,450,000             $1,450,000
    2.34                                                       $1,392,000             $1,392,000
    2.35                                                       $1,322,396             $1,322,396
    2.36                                                       $1,320,000             $1,320,000
    2.37                                                       $1,303,500             $1,303,500
    2.38                                                       $1,280,000             $1,280,000
    2.39                                                       $1,212,000             $1,212,000
    2.40                                                       $1,191,719             $1,191,719
    2.41                                                       $1,180,800             $1,180,800
    2.42                                                       $1,140,000             $1,140,000
    2.43                                                       $1,125,900             $1,125,900
    2.44                                                       $1,120,000             $1,120,000
    2.45                                                       $1,088,000             $1,088,000
    2.46                                                       $1,064,000             $1,064,000
    2.47                                                       $1,030,000             $1,030,000
    2.48                                                         $972,000               $972,000
    2.49                                                         $930,700               $930,700
    2.50                                                         $860,000               $860,000
    2.51                                                         $765,450               $765,450
    2.52                                                         $762,350               $762,350
    2.53                                                         $741,150               $741,150
    2.54                                                         $680,400               $680,400
    2.55                                                         $680,000               $680,000
    2.56                                                         $656,000               $656,000
    2.57                                                         $620,000               $620,000
    2.58                                                         $474,000               $474,000
       6               6.173%   Actual/360                    $72,000,000            $72,000,000
       7               6.220%   Actual/360                    $64,000,000            $64,000,000
      11               6.472%   Actual/360                    $50,000,000            $50,000,000
      12               6.062%   Actual/360                    $50,000,000            $50,000,000
      13               5.595%   Actual/360                    $47,300,000            $47,065,564
      14               6.331%   Actual/360                    $47,000,000            $47,000,000
      17               6.410%   Actual/360                    $44,000,000            $44,000,000
      19               6.577%   Actual/360                    $38,600,000            $38,600,000
      20               6.300%   Actual/360                    $37,500,000            $37,500,000
      21               6.170%   Actual/360                    $32,700,000            $32,700,000
      25               6.264%   Actual/360                    $28,320,000            $28,320,000
      27               6.423%   Actual/360                    $25,000,000            $25,000,000
      29               6.595%   Actual/360                    $25,000,000            $25,000,000
      30               6.165%   Actual/360                    $24,000,000            $24,000,000
      31               6.310%   Actual/360                    $22,824,000            $22,824,000
      34               6.258%   Actual/360                    $22,200,000            $22,200,000
      35               6.080%   Actual/360                    $22,000,000            $22,000,000
      36               5.904%   Actual/360                    $21,900,000            $21,900,000
      42               6.192%   Actual/360                    $18,000,000            $18,000,000
      46               6.325%   Actual/360                    $16,925,000            $16,925,000
      51               6.475%   Actual/360                    $14,220,000            $14,220,000
      53               5.904%   Actual/360                    $13,500,000            $13,500,000
      56               5.443%   Actual/360                    $12,500,000            $12,500,000
      57               6.346%   Actual/360                    $12,250,000            $12,250,000
      63               6.028%   Actual/360                    $10,100,000            $10,100,000
      64               5.927%   Actual/360                    $10,000,000            $10,000,000
      67               6.130%   Actual/360                     $9,500,000             $9,500,000
      69               6.140%   Actual/360                     $9,400,000             $9,400,000
      70               6.430%   Actual/360                     $9,200,000             $9,200,000
      76               6.195%   Actual/360                     $8,200,000             $8,200,000
      77               5.510%   Actual/360                     $8,000,000             $8,000,000
      78               6.285%   Actual/360                     $7,800,000             $7,800,000
      80               6.275%   Actual/360                     $7,740,000             $7,740,000
      85               6.160%   Actual/360                     $7,400,000             $7,400,000
      89               6.060%   Actual/360                     $7,080,000             $7,080,000
      93               5.771%   Actual/360                     $6,590,000             $6,590,000
     108               5.987%   Actual/360                     $5,750,000             $5,750,000
     109               6.100%   Actual/360                     $5,700,000             $5,700,000
     113               5.987%   Actual/360                     $5,500,000             $5,500,000
     120               5.800%   Actual/360                     $5,200,000             $5,200,000
     124               6.390%   Actual/360                     $4,750,000             $4,750,000
     125               6.259%   Actual/360                     $4,700,000             $4,700,000
     126               6.520%   Actual/360                     $4,600,000             $4,596,691
     127               6.210%   Actual/360                     $4,500,000             $4,500,000
     133               6.210%   Actual/360                     $4,150,000             $4,150,000
     138               6.243%   Actual/360                     $4,000,000             $4,000,000
     139               5.920%   Actual/360                     $4,000,000             $3,992,550
     142               6.263%   Actual/360                     $3,820,000             $3,820,000
     155               6.550%   Actual/360                     $2,730,000             $2,730,000
     159               6.195%   Actual/360                     $2,520,000             $2,520,000
                                                                                  $1,071,923,805

Sequence   Remaining Term To Stated Maturity (months)   Stated Maturity Date   Due Date   Monthly Payment
--------   ------------------------------------------   --------------------   --------   ---------------
       2                                          119   7/1/2016               1st               $917,798
     2.1
     2.2
     2.3
     2.4
     2.5
     2.6
     2.7
     2.8
     2.9
    2.10
    2.11
    2.12
    2.13
    2.14
    2.15
    2.16
    2.17
    2.18
    2.19
    2.20
    2.21
    2.22
    2.23
    2.24
    2.25
    2.26
    2.27
    2.28
    2.29
    2.30
    2.31
    2.32
    2.33
    2.34
    2.35
    2.36
    2.37
    2.38
    2.39
    2.40
    2.41
    2.42
    2.43
    2.44
    2.45
    2.46
    2.47
    2.48
    2.49
    2.50
    2.51
    2.52
    2.53
    2.54
    2.55
    2.56
    2.57
    2.58
       6                                          119   7/1/2016               1st               $375,524
       7                                          119   7/1/2016               1st               $392,811
      11                                          120   8/1/2016               1st               $315,114
      12                                          121   9/1/2016               1st               $301,771
      13                                          115   3/1/2016               1st               $271,390
      14                                          119   7/1/2016               1st               $291,852
      17                                          118   6/1/2016               1st               $275,511
      19                                          119   7/1/2016               1st               $245,936
      20                                          117   5/1/2016               1st               $232,115
      21                                          120   8/1/2016               1st               $199,641
      25                                           83   7/1/2013               1st               $149,884
      27                                          120   8/1/2016               1st               $156,753
      29                                           61   9/1/2011               1st               $159,582
      30                                           61   9/1/2011               1st               $125,013
      31                                           60   8/1/2011               1st               $121,683
      34                                          142   6/1/2018               1st               $136,805
      35                                           60   8/1/2011               1st               $113,015
      36                                          118   6/1/2016               1st               $129,953
      42                                          118   6/1/2016               1st               $110,151
      46                                          118   6/1/2016               1st               $105,037
      51                                          120   8/1/2016               1st                $89,646
      53                                          118   6/1/2016               1st                $80,108
      56                                          117   5/1/2016               1st                $70,527
      57                                           82   6/1/2013               1st                $76,192
      63                                          118   6/1/2016               1st                $51,440
      64                                          117   5/1/2016               1st                $59,487
      67                                          118   6/1/2016               1st                $57,754
      69                                          120   8/1/2016               1st                $57,207
      70                                           57   5/1/2011               1st                $57,727
      76                                           84   8/1/2013               1st                $50,196
      77                                          116   4/1/2016               1st                $45,473
      78                                          120   8/1/2016               1st                $48,204
      80                                          120   8/1/2016               1st                $47,782
      85                                          119   7/1/2016               1st                $45,131
      89                                          120   8/1/2016               1st                $42,722
      93                                          116   4/1/2016               1st                $38,545
     108                                          120   8/1/2016               1st                $34,426
     109                                          120   8/1/2016               1st                $34,542
     113                                          120   8/1/2016               1st                $32,929
     120                                          118   6/1/2016               1st                $25,482
     124                                          119   7/1/2016               1st                $29,680
     125                                          120   8/1/2016               1st                $28,966
     126                                          119   7/1/2016               1st                $29,136
     127                                          120   8/1/2016               1st                $27,590
     133                                          120   8/1/2016               1st                $25,444
     138                                          121   9/1/2016               1st                $45,079
     139                                          118   6/1/2016               1st                $23,777
     142                                          118   6/1/2016               1st                $23,553
     155                                          120   8/1/2016               1st                $18,519
     159                                          118   6/1/2016               1st                $15,426


Sequence   Administrative Fee Rate (3)    Primary Servicing Fee Rate    Master Servicing Fee Rate    Ownership Interest
--------   ---------------------------    --------------------------    -------------------------    ------------------
       2                         0.018%                        0.008%                       0.018%   Fee
     2.1                                                                                             Fee
     2.2                                                                                             Fee
     2.3                                                                                             Fee
     2.4                                                                                             Fee
     2.5                                                                                             Fee
     2.6                                                                                             Fee
     2.7                                                                                             Fee
     2.8                                                                                             Fee
     2.9                                                                                             Fee
    2.10                                                                                             Fee
    2.11                                                                                             Fee
    2.12                                                                                             Fee
    2.13                                                                                             Fee
    2.14                                                                                             Fee
    2.15                                                                                             Fee
    2.16                                                                                             Fee
    2.17                                                                                             Fee
    2.18                                                                                             Fee
    2.19                                                                                             Fee
    2.20                                                                                             Fee
    2.21                                                                                             Fee
    2.22                                                                                             Fee
    2.23                                                                                             Fee
    2.24                                                                                             Fee
    2.25                                                                                             Fee
    2.26                                                                                             Fee
    2.27                                                                                             Fee
    2.28                                                                                             Fee
    2.29                                                                                             Fee
    2.30                                                                                             Fee
    2.31                                                                                             Fee
    2.32                                                                                             Fee
    2.33                                                                                             Fee
    2.34                                                                                             Fee
    2.35                                                                                             Fee
    2.36                                                                                             Fee
    2.37                                                                                             Fee
    2.38                                                                                             Fee
    2.39                                                                                             Fee
    2.40                                                                                             Fee
    2.41                                                                                             Fee
    2.42                                                                                             Fee
    2.43                                                                                             Fee
    2.44                                                                                             Fee
    2.45                                                                                             Fee
    2.46                                                                                             Fee
    2.47                                                                                             Fee
    2.48                                                                                             Fee
    2.49                                                                                             Fee
    2.50                                                                                             Fee
    2.51                                                                                             Fee
    2.52                                                                                             Fee
    2.53                                                                                             Fee
    2.54                                                                                             Fee
    2.55                                                                                             Fee
    2.56                                                                                             Fee
    2.57                                                                                             Fee
    2.58                                                                                             Fee
       6                         0.041%                        0.030%                       0.040%   Fee/Leasehold
       7                         0.041%                        0.030%                       0.040%   Fee
      11                         0.041%                        0.030%                       0.040%   Fee
      12                         0.041%                        0.030%                       0.040%   Fee
      13                         0.041%                        0.030%                       0.040%   Fee
      14                         0.041%                        0.030%                       0.040%   Fee
      17                         0.041%                        0.030%                       0.040%   Fee
      19                         0.041%                        0.030%                       0.040%   Fee
      20                         0.041%                        0.030%                       0.040%   Fee
      21                         0.041%                        0.030%                       0.040%   Fee
      25                         0.041%                        0.030%                       0.040%   Fee
      27                         0.041%                        0.030%                       0.040%   Fee
      29                         0.041%                        0.030%                       0.040%   Fee/Leasehold
      30                         0.041%                        0.030%                       0.040%   Fee
      31                         0.041%                        0.030%                       0.040%   Fee
      34                         0.041%                        0.030%                       0.040%   Fee
      35                         0.041%                        0.030%                       0.040%   Fee
      36                         0.041%                        0.030%                       0.040%   Fee
      42                         0.041%                        0.030%                       0.040%   Fee
      46                         0.041%                        0.030%                       0.040%   Fee
      51                         0.041%                        0.030%                       0.040%   Fee
      53                         0.041%                        0.030%                       0.040%   Fee
      56                         0.061%                        0.050%                       0.060%   Fee
      57                         0.041%                        0.030%                       0.040%   Fee
      63                         0.041%                        0.030%                       0.040%   Fee
      64                         0.041%                        0.030%                       0.040%   Fee
      67                         0.041%                        0.030%                       0.040%   Fee
      69                         0.041%                        0.030%                       0.040%   Fee
      70                         0.041%                        0.030%                       0.040%   Fee
      76                         0.041%                        0.030%                       0.040%   Fee
      77                         0.041%                        0.030%                       0.040%   Fee
      78                         0.041%                        0.030%                       0.040%   Fee
      80                         0.041%                        0.030%                       0.040%   Fee
      85                         0.061%                        0.050%                       0.060%   Fee
      89                         0.041%                        0.030%                       0.040%   Fee
      93                         0.041%                        0.030%                       0.040%   Fee
     108                         0.041%                        0.030%                       0.040%   Fee
     109                         0.041%                        0.030%                       0.040%   Fee
     113                         0.041%                        0.030%                       0.040%   Fee
     120                         0.041%                        0.030%                       0.040%   Fee
     124                         0.101%                        0.090%                       0.100%   Fee
     125                         0.041%                        0.030%                       0.040%   Fee
     126                         0.041%                        0.030%                       0.040%   Fee
     127                         0.041%                        0.030%                       0.040%   Fee
     133                         0.041%                        0.030%                       0.040%   Fee
     138                         0.041%                        0.030%                       0.040%   Fee
     139                         0.041%                        0.030%                       0.040%   Fee
     142                         0.041%                        0.030%                       0.040%   Fee
     155                         0.041%                        0.030%                       0.040%   Fee
     159                         0.041%                        0.030%                       0.040%   Fee


Sequence   Cross-Collateralized Loans   Original Amortization (months)   ARD Loan   Grace Period   Loan Group
--------   --------------------------   ------------------------------   --------   ------------   ----------
       2   No                                                      360   No                    5            1
     2.1                                                                                                    1
     2.2                                                                                                    1
     2.3                                                                                                    1
     2.4                                                                                                    1
     2.5                                                                                                    1
     2.6                                                                                                    1
     2.7                                                                                                    1
     2.8                                                                                                    1
     2.9                                                                                                    1
    2.10                                                                                                    1
    2.11                                                                                                    1
    2.12                                                                                                    1
    2.13                                                                                                    1
    2.14                                                                                                    1
    2.15                                                                                                    1
    2.16                                                                                                    1
    2.17                                                                                                    1
    2.18                                                                                                    1
    2.19                                                                                                    1
    2.20                                                                                                    1
    2.21                                                                                                    1
    2.22                                                                                                    1
    2.23                                                                                                    1
    2.24                                                                                                    1
    2.25                                                                                                    1
    2.26                                                                                                    1
    2.27                                                                                                    1
    2.28                                                                                                    1
    2.29                                                                                                    1
    2.30                                                                                                    1
    2.31                                                                                                    1
    2.32                                                                                                    1
    2.33                                                                                                    1
    2.34                                                                                                    1
    2.35                                                                                                    1
    2.36                                                                                                    1
    2.37                                                                                                    1
    2.38                                                                                                    1
    2.39                                                                                                    1
    2.40                                                                                                    1
    2.41                                                                                                    1
    2.42                                                                                                    1
    2.43                                                                                                    1
    2.44                                                                                                    1
    2.45                                                                                                    1
    2.46                                                                                                    1
    2.47                                                                                                    1
    2.48                                                                                                    1
    2.49                                                                                                    1
    2.50                                                                                                    1
    2.51                                                                                                    1
    2.52                                                                                                    1
    2.53                                                                                                    1
    2.54                                                                                                    1
    2.55                                                                                                    1
    2.56                                                                                                    1
    2.57                                                                                                    1
    2.58                                                                                                    1
       6   No                                                        0   No                    5            1
       7   No                                                      360   No                    5            1
      11   No                                                      360   No                    5            2
      12   No                                                      360   No                    5            2
      13   No                                                      360   No                    5            1
      14   No                                                      360   No                    5            1
      17   No                                                      360   No                    5            2
      19   No                                                      360   No                    5            2
      20   No                                                      360   No                    5            1
      21   No                                                      360   No                    5            1
      25   No                                                        0   No                    5            1
      27   No                                                      360   No                    5            2
      29   No                                                      360   No                    5            1
      30   No                                                        0   No                    5            2
      31   No                                                        0   No                    5            2
      34   No                                                      360   No                    5            1
      35   No                                                        0   No                    5            1
      36   No                                                      360   No                    5            1
      42   No                                                      360   No                    5            2
      46   No                                                      360   No                    5            1
      51   No                                                      360   No                    5            1
      53   No                                                      360   No                    5            1
      56   No                                                      360   No                    5            1
      57   No                                                      360   No                    5            1
      63   No                                                        0   No                    5            1
      64   No                                                      360   No                    5            1
      67   No                                                      360   No                    5            1
      69   No                                                      360   No                    5            1
      70   No                                                      360   No                    5            1
      76   No                                                      360   No                    5            1
      77   No                                                      360   No                    5            1
      78   No                                                      360   No                    5            1
      80   No                                                      360   No                    5            1
      85   No                                                      360   No                    5            1
      89   No                                                      360   No                    5            1
      93   No                                                      360   No                    5            2
     108   No                                                      360   No                    5            2
     109   No                                                      360   No                    5            1
     113   No                                                      360   No                    5            2
     120   No                                                        0   No                    5            1
     124   No                                                      360   No                    5            1
     125   No                                                      360   No                    5            1
     126   No                                                      360   No                    5            1
     127   No                                                      360   No                    5            1
     133   No                                                      360   No                    5            1
     138   No                                                      120   No                    5            1
     139   No                                                      360   No                    5            1
     142   No                                                      360   No                    5            1
     155   No                                                      300   No                    5            1
     159   No                                                      360   No                    5            1


1) Rates are to full precision in the "BACM2006_4.xls" file located on the computer diskette.

2) For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day year, the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day year consisting of twelve 30-day months. The actual amortization would be longer.

3) Administrative Fee Rate includes the rates at which the master servicing fee (and any sub-servicing fee) and trustee fee accrue.

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


        Representations and Warranties with respect to the Mortgage Loans

          For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

          Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

          1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interest, participation interests and/or other interests and encumbrances (other than rights to servicing and related compensation as set forth in the Agreement to Appointment of Servicer). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (other than rights to servicing and related compensation as set forth in the Agreement to Appointment of Servicer); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement; provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent which has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date since origination, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not, individually or in the aggregate, materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee; provided, if the related assignment of Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

          5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee; provided, if the related assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

          6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

          7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan (or, with respect to any split Mortgage Loan, the amount of the related Whole Loan) after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (except in the case of a Mortgage Loan maintained on the records of MERS, including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available),
(a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located) and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

          12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), is included in the Servicing File; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions that were recommended in the environmental site assessment, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions; (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; or (I) a party or parties unrelated to the related Borrower has been identified as the responsible party for such circumstances or conditions and the Borrower is not a responsible party for such circumstances or conditions. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

          13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower or any guarantor of non-recourse exceptions and/or environmental liability with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. As of the Cut-off Date, there is no valid defense, counterclaim or right of offset, rescission, abatement or diminution available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

          14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage greater than or equal to gross rentals for at least (A) 12 months or (B) for the restoration period plus 180 days. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available and was required to be maintained by FEMA, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than or equal to 20% was prepared, based on a 450 or 475-year look back with a 10% probability of exceedance in a 50-year period, at origination for such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and
(ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. With respect to each Mortgage Loan that has a principal balance as of the origination date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage or separate coverage has been obtained. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will be applied in accordance with the related Mortgage Loan documents either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). At origination, the Seller received evidence that each Mortgaged Property was insured by a commercial general liability policy in an amount not less than $1,000,000 per occurrence.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Borrower Bankruptcy. At the time of origination of the subject Mortgage Loan and as of the Cut-off Date no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding. As of the Closing Date, to the Seller's knowledge, no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

          18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

          (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

          (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

          (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (d) The Seller has not received, as of the Closing Date, actual notice (nor is the Seller otherwise aware) that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

          (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (g) Such Ground Lease, together with extension options that are exercisable by the Borrower or by the lender upon its taking possession of the Borrower's leasehold interest, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

          (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

          (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)). Accordingly, the Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred.

          20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under the related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

          24. No Mechanics' Liens. (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

          26. Licenses and Permits. As of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities,
(b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool except that for an A/B Mortgage Loan the related Companion Loan is secured by the related Mortgage.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a full or partial defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements, (b) the payment of a release price at least equal to all amounts due and owing under such Mortgage Loan (or, in the case of a partial release, the related allocated loan amount) in respect of the Mortgaged Property to be released and, if required by the related Mortgage Loan documents, prepayment consideration in connection therewith or (c) the substitution of real property collateral upon the satisfaction of certain legal and underwriting requirements; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. The release provisions in any Mortgage Loan if exercised would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance in an amount to make all scheduled payments under the Mortgage Note either through and including the maturity date of the loan or to the first date that the Borrower can prepay the Loan without a prepayment premium (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i).

          30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

          33. No Material Default. There exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan and Seller has not received notice of any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any such documents, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and/or the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II or by the exceptions set forth on Schedule IIA.

          34. Due-on-Sale. Subject to exceptions (including but not limited to existing and future mezzanine debt) mentioned in the related Mortgage Loan Documents, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

          35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

          36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

          38. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy or pollution legal liability policy, then the Seller has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property to the extent that the failure to deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

          39. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

          40. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

          41. Servicing Rights. Except as otherwise contemplated in this Agreement (or in the Agreement to Appointment of Servicer dated as of the Cut-off Date between the Seller and the Master Servicer), no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

          42. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          43. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

          44. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

          45. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America or the District of Columbia.

          46. Servicing and Collection. The servicing and collection practices of the Seller or a servicer retained by the Seller with respect to the Mortgage Loans has been legal, proper and prudent in all material respects.

          47. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

          48. UCC Financing Statements. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). An assignment of each such UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in which such Financing Statement was filed; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

          49. Appraisal. The appraisal obtained in connection with the origination of each Mortgage Loan satisfied, based solely upon the related appraiser's representation in the related appraisal or in a related supplemental letter, the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended).

          50. Legal Compliance - Origination, Funding and Servicing. As of the date of its origination and to the Seller's knowledge as of the Cut-off Date, each Mortgage Loan complied in all material respects with, or was exempt from, all requirements of applicable federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

          51. Additional Collateral. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than any other Mortgage Loan. The Mortgage Note is not secured by any collateral that is not included in the Trust Fund.

          52. Advances After Origination. No advance of funds has been made after origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage, other than earnout advances made in accordance with the Mortgage Loan documents and reflected in the loan balance on the Mortgage Loan Schedule.

          53. Originator Authorization. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

          54. Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

          55. Appointment of Receiver. If the Mortgaged Property is subject to any leases, the Borrower is the owner and holder of the landlord's interest under any leases and the related Mortgage and assignment of rents provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of default.

                                  SCHEDULE IIA

                 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Schedule IIA to the Mortgage Loan Purchase Agreement for GACC.

            Note: The Mortgage Loans known as Bluelinx Holdings Portfolio (with respect to the Mortgaged Property located in Maryland), Congressional North, Holiday Inn Gaithersburg, Stevens Forest Green and Strathmore House Apartments, identified on Annex A-1 by Sequence # 2, 15, 35, 52 and 114, has an Indemnity Deed of Trust ("IDOT") structure. The related borrower under such Mortgage Loan executed and delivered the related note to the lender and is obligated to make payments thereunder. The related property owner for each such Mortgage Loan executed an Indemnity Deed of Trust and Security Agreement in favor of the lender, guaranteeing all amounts payable by the borrower under the related note. With respect to certain of the representations and warranties, with respect to these Mortgage Loans, statements regarding the borrower relate to the property owner of the related Mortgaged Property.

Annex A
Sequence #   Mortgage Loan                   Exception

Exceptions to Representation 2:              Ownership of Mortgage Loans.

2            Bluelinx Holdings Portfolio     The Mortgage also secures a pari
             (Rollup)                        passu loan in the amount of
                                             $147,500,000 that is not an asset
                                             of the trust fund

Exceptions to Representation 4:              Lien Valid Assignment.

2            Bluelinx Holdings Portfolio     The Mortgage also secures a pari
             (Rollup)                        passu loan in the amount of
                                             $147,500,000 that is not an asset
                                             of the trust fund. The Mortgage
                                             Loan documents permit, without
                                             lender consent, the borrower to
                                             grant easements, covenants,
                                             restrictions and rights of way in
                                             the ordinary course of business for
                                             access, utilities or other similar
                                             purposes, provided it will not
                                             impair the use of the Mortgaged
                                             Property or have a material adverse
                                             effect on the Mortgaged Property,
                                             taken as a whole.

134          La Puente Pavillion             The recorded lease with Verizon
                                             Wireless (one of the tenants)
                                             contains a right of first refusal
                                             and a right of subrogation. The
                                             Mortgage Loan is recourse for any
                                             loss related to these rights and
                                             the title policy insured that the
                                             Verizon lease is subordinate to the
                                             lien of the Mortgage.

Exceptions to Representation 6:              Mortgage Status; Waivers and
                                             Modifications.

2            Bluelinx Holdings Portfolio     With respect to the Mortgaged
             (Rollup)                        Properties located in Tennessee and
                                             Florida, the related Mortgage is
                                             being amended to reflect the
                                             existence of two promissory notes.

                                             With respect to the Mortgaged
                                             Property located in South Dakota,
                                             the related Mortgage and Assignment
                                             of Master Lease, Leases, Rents and
                                             Security Deposits are being amended
                                             to correct a discrepancy in the
                                             legal description.

Exceptions to Representation 14:             Insurance.

Various      Various                         Certain of the Mortgage Loan
                                             documents may limit terrorism
                                             insurance coverage with maximum
                                             required premium amounts or
                                             percentages.

Exceptions to Representation 16:             Borrower Bankruptcy.

All          All                             The Seller makes no representation
                                             regarding the bankruptcy or
                                             insolvency of any tenant at the
                                             Mortgaged Property.

Exceptions to Representation 17:             Local Law Compliance.

13           Tuscany Apartments              The borrower is not in receipt of
                                             the Certificate of Occupancy
                                             ("CO"). However, the non-recourse
                                             carve-out guarantor has indemnified
                                             the lender for any loss related to
                                             the lack of CO.

18           Boulder Park Apartments         The Borrower rents storage units to
                                             non-residents and has an obligation
                                             to use its best efforts to obtain a
                                             variance or other zoning relief to
                                             permit leasing of storage units to
                                             non-residents. However, rents from
                                             these storage units are not
                                             significant.

22           286 Madison Avenue              The Mortgaged Property has building
                                             code and other violations. However,
                                             the non-recourse carve-out
                                             guarantor has agreed to indemnify
                                             the lender for any loss related to
                                             these violations.

35           Holiday Inn Gaithersburg        The IDOT guarantor does not have a
                                             valid liquor license. However, the
                                             application has been filed and the
                                             hearing is scheduled for September,
                                             2006.

79           5313-5323 Fifth Avenue          The borrower is not receipt of a
                                             final CO. The borrower reserved
                                             $100,000, which amount will be
                                             returned to the borrower upon
                                             delivery of evidence that the
                                             borrower is in receipt of a final
                                             CO. In the event such evidence is
                                             delivered more than one year after
                                             the loan origination date, such
                                             amount will continue to be held as
                                             additional collateral.

125          Whitwood Plaza                  The borrower is not in receipt of
                                             the CO for the space occupied by
                                             Fuse Mobile. However, the
                                             non-recourse carve-out guarantor
                                             has indemnified the lender for any
                                             loss related to the lack of CO.

128          30 North Macquesten             The Mortgaged Property has building
             Parkway                         code violations. However, the
                                             non-recourse carve-out guarantor
                                             has agreed to indemnify the lender
                                             for any loss related to these
                                             violations.

143          Airway Plaza                    The borrower is not in receipt of
                                             the CO for one of the tenants.
                                             However, the non-recourse carve-out
                                             guarantor has indemnified the
                                             lender for any loss related to the
                                             lack of CO.

134          La Puente Pavillion             There is a possible Subdivision Map
                                             Act (the "Act") violation. However,
                                             the city of La Puente issued a
                                             letter stating that it does not
                                             believe there is a violation of the
                                             Act and the title company
                                             affirmatively insured that there is
                                             no violation of the Act. The
                                             Mortgage Loan is recourse for any
                                             loss related to a violation of the
                                             Act. In addition, the borrower
                                             could not locate a CO and the
                                             zoning consultant advised the
                                             Seller that the city does not
                                             provide copies of COs.

Exceptions to Representation 18g:            Leasehold Estate.

30           960 Main Street                 The ground lease with respect to
                                             the basement space extends only 10
                                             years beyond the Mortgage Loan
                                             maturity date.

Exceptions to Representation 22:             Legal Proceedings.

14           The Navy League Building        There is a litigation claim in the
                                             amount of $2,600,000 pending
                                             against the borrower related to
                                             construction of the Mortgaged
                                             Property. The lender is holding a
                                             $2,000,000 letter of credit, which
                                             letter of credit may be returned to
                                             the borrower upon satisfactory
                                             dismissal of the claim or used
                                             towards payment of the plaintiff if
                                             judgment is in favor of plaintiff.
                                             In addition, the non-recourse
                                             carve-out guarantor indemnified the
                                             lender for any losses related to
                                             the litigation and for any loss
                                             over $2,000,000.

Exceptions to Representation 23:             Other Mortgage Liens.

2            Bluelinx Holdings Portfolio     The Mortgage also secures a pari
             (Rollup)                        passu loan in the amount of
                                             $147,500,000 that is not an asset
                                             of the trust fund

14           The Navy League Building        The Borrower obtained a subordinate
                                             loan in the amount of $7,000,000
                                             from The Associated General
                                             Contractors of America, which loan
                                             is secured by a second mortgage on
                                             the Mortgaged Property. The
                                             subordinate lender executed a
                                             subordination and standstill
                                             agreement with the lender

121          345 East 86th Street            The Borrower obtained a subordinate
             Apartments                      $1,000,000 line of credit secured
                                             by the Mortgaged Property and
                                             recourse to the Borrower from an
                                             affiliate of GACC to be used for
                                             additional working capital
                                             purposes.

Exception to Representation 25:              Releases of Mortgaged Property.

2            Bluelinx Holdings Portfolio     The Mortgage Loan documents permit
             (Rollup)                        the borrower to either defease all
                                             or a portion of the Mortgage Loan
                                             or to prepay with yield
                                             maintenance, all or a portion of
                                             the Mortgage Loan, in each case,
                                             subject to the requirements
                                             specified in the Mortgage Loan
                                             documents.

30           960 Main Street                 The Mortgage Loan documents permit
                                             the borrower to obtain a release of
                                             the 10th and 11th floors at the
                                             Mortgaged Property (either through
                                             partial defeasance or partial
                                             prepayment) in the event the State
                                             of Connecticut exercises its option
                                             to purchase these floors, in each
                                             case, subject to the requirements
                                             specified in the Mortgage Loan
                                             documents.

Exception to Representation 26:              Licenses and Permits.

13           Tuscany Apartments              The borrower is not in receipt of
                                             the Certificate of Occupancy
                                             ("CO"). However, the non-recourse
                                             carve-out guarantor has indemnified
                                             the lender for any loss related to
                                             the lack of CO.

18           Boulder Park Apartments         The Borrower rents storage units to
                                             non-residents and has an obligation
                                             to use its best efforts to obtain a
                                             variance or other zoning relief to
                                             permit leasing of storage units to
                                             non-residents. However, rents from
                                             these storage units are not
                                             significant.

35           Holiday Inn Gaithersburg        The IDOT guarantor does not have a
                                             valid liquor license. However, the
                                             application has been filed and the
                                             hearing is scheduled for September,
                                             2006.

79           5313-5323 Fifth Avenue          The borrower is not receipt of a
                                             final CO. The borrower reserved
                                             $100,000, which amount will be
                                             returned to the borrower upon
                                             delivery of evidence that the
                                             borrower is in receipt of a final
                                             CO. In the event such evidence is
                                             delivered more than one year after
                                             the loan origination date, such
                                             amount will continue to be held as
                                             additional collateral.

125          Whitwood Plaza                  The borrower is not in receipt of
                                             the Certificate of Occupancy ("CO")
                                             for the space occupied by Fuse
                                             Mobile. However, the non-recourse
                                             carve-out guarantor has indemnified
                                             the lender for any loss related to
                                             the lack of CO.

143          Airway Plaza                    The borrower is not in receipt of
                                             the CO for one of the tenants.
                                             However, the non-recourse carve-out
                                             guarantor has indemnified the
                                             lender for any loss related to the
                                             lack of CO.

Exception to Representation 27:              Cross-Collateralization.

2            Bluelinx Holdings Portfolio     The Mortgage also secures a pari
             (Rollup)                        passu loan in the amount of
                                             $147,500,000 that is not an asset
                                             of the trust fund

Exceptions to Representation 34:             Due on Sale.

             Various Certain of the Mortgage Loan documents also permit, without lender consent, some or all of the following: (i) assumption of the Mortgage Loan upon payment of an assumption fee (in most cases) and satisfaction of certain conditions,
                                             (ii) the transfer of a controlling
                                             interest in the borrower to certain
                                             pre-approved entities or to any
                                             entity meeting the "qualified
                                             transferee" (or similar) definition
                                             under the loan documents or to any
                                             entity satisfying certain other
                                             criteria (or subject to conditions)
                                             specified in the loan documents,
                                             (iii) the transfer of a controlling
                                             interest in the borrower for
                                             purposes of family and estate
                                             planning, (iv) the transfer of a
                                             controlling interest by devise,
                                             descent or operation of law upon
                                             the death or incapacity of a
                                             member, general partner or
                                             shareholder of the related
                                             borrower, (v) the issuance of
                                             non-controlling new equity
                                             interests, (vi) transfers among
                                             existing members, partners or
                                             shareholders in the borrower or an
                                             affiliate of the borrower resulting
                                             in a change of control, (vii)
                                             transfers among affiliated
                                             borrowers with respect to
                                             cross-collateralized and
                                             cross-defaulted Mortgage Loans or
                                             multi-property Mortgage Loans,
                                             (viii) transfers to accomplish 1031
                                             or reverse 1031 exchange, or (ix)
                                             transfers of a similar nature to
                                             the foregoing meeting the
                                             requirements of the Mortgage Loan.

Exceptions to Representation 36:             Whole Loan.

2            Bluelinx Holdings Portfolio     The Mortgage also secures a pari
             (Rollup)                        passu loan in the amount of
                                             $147,500,000 that is not an asset
                                             of the trust fund

Exception to Representation 41:              Servicing Rights.

2            Bluelinx Holdings Portfolio     The master servicer and the special
             (Rollup)                        servicer under the securitization
                                             in which the pari passu note is an
                                             asset (Wachovia Bank Commercial
                                             Trust, Commercial Mortgage
                                             Pass-Through Certificates, Series
                                             2006-C27) is the master servicer
                                             and special servicer with respect
                                             to the servicing of this Mortgage
                                             Loan.

57           Lincoln Plaza                   GMAC will continue to be the
                                             primary servicer for this Mortgage
                                             Loan after the Closing Date
                                             pursuant to an agreement between
                                             GMAC and the Master Servicer;
                                             however, the Master Servicer under
                                             the Pooling Agreement will be the
                                             master servicer for this Mortgage
                                             Loan.

86           Harbour Pointe Center           Newmark will continue to be a
                                             non-cashiering primary servicer for
                                             this Mortgage Loan after the
                                             Closing Date pursuant to an
                                             agreement between Newmark and the
                                             Master Servicer; however the Master
                                             Servicer under the Pooling
                                             Agreement will be the master
                                             servicer for this Mortgage Loan.

125          Whitwood Plaza                  Newmark will continue to be a
                                             non-cashiering primary servicer for
                                             this Mortgage Loan after the
                                             Closing Date pursuant to an
                                             agreement between Newmark and the
                                             Master Servicer; however the Master
                                             Servicer under the Pooling
                                             Agreement will be the master
                                             servicer for this Mortgage Loan.

Exceptions to Representation 42:             Recourse.

2            Bluelinx Holdings Portfolio     The borrowers obtained an
             (Rollup)                        environmental insurance policy
                                             covering all of the Mortgaged
                                             Properties. The recourse does not
                                             extend to this Mortgaged Property
                                             to the extent any loss is insured
                                             against by the environmental
                                             insurance policy.

26           The Graham Building             Only the borrower has recourse
                                             obligations in connection with the
                                             carve-outs listed.

121          345 East 86th Street            Only the borrower has recourse
             Apartments                      obligations in connection with the
                                             carve-outs listed.

Exceptions to Representation 43:             Assignment of Collateral.

2            Bluelinx Holdings Portfolio     Lender does not have a lien on any
             (Rollup)                        personal property of the master
                                             lessee (Bluelinx Corporation) or
                                             any other tenant under leases.
                                             Under the Mortgage Loan documents,
                                             personal property does not include
                                             items that constitute fixtures.

Exceptions to Representation 51:             Additional Collateral.

14           The Navy League Building        The Borrower obtained a subordinate
                                             loan in the amount of $7,000,000
                                             from The Associated General
                                             Contractors of America, which loan
                                             is secured by a second mortgage on
                                             the Mortgaged Property. The
                                             subordinate lender executed a
                                             subordination and standstill
                                             agreement with the lender

121          345 East 86th Street            The Borrower obtained a subordinate
             Apartments                      $1,000,000 line of credit secured
                                             by the Mortgaged Property and
                                             recourse to the Borrower from an
                                             affiliate of GACC to be used for
                                             additional working capital
                                             purposes.